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                                                                      EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated April 12, 2000, accompanying the financial statements of audiohighway.com (the Company) included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999. We hereby consent to the incorporation by reference of said report in the Company's Registration Statement on Form S-8 (File No. 333-95627).

/s/ GRANT THORNTON LLP

San Jose, California
April 12, 2000